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                                     AMENDMENT TO
                                 EMPLOYMENT AGREEMENT

         FIRST AMENDMENT dated July 1, 1996 to Employment Agreement effective as of January 1, 1996, by and between The Coleman Company, Inc., a Delaware corporation (the "Company") and Michael N. Hammes (the "Executive").

         WHEREAS, the parties entered into an Employment Agreement effective as of January 1, 1996 (the "Employment Agreement"); and

         WHEREAS, the parties wish to amend the Employment Agreement as set forth herein.

         NOW THEREFORE, the parties agree as follows:

         1. Section 4(a) is hereby amended by replacing "$600,000" where it appears with "$600,000 commencing the date hereof, $650,000 commencing July 1, 1996 and $700,000 commencing January 1, 1997".

         2. Section 5(e) of the Employment Agreement is hereby amended by deleting the second sentence thereof in its entirety.

         3. The Employment Agreement is hereby amended by adding the following Section 5(i) thereto:

         "If (1) the Executive is terminated without Cause, (2) the Executive terminates his employment for Good Reason or (3) the Executive voluntarily terminates his employment by retiring with the consent of the Company's Board of Directors (the mere acceptance of a resignation shall not be deemed consent for this purpose), the Executive shall be entitled to receive a minimum retirement benefit as specified in the Consolidated Supplement Retirement Plan of not less than 40% of annual cash compensation not to exceed $500,000 per annum."

         4. The parties agree that as expect as expressly amended hereby, the Agreement shall be in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement as of the date first above written.

                             THE COLEMAN COMPANY, INC.


                             By: Larry E. Sanford
                                 -----------------------------
                             Name:  Larry E. Sanford
                             Title:  Executive Vice President



                                  Michael N. Hammes
                             ---------------------------------
                                  Michael N. Hammes